As filed with the Securities and Exchange Commission on July 9, 1999.

                                 Registration Nos. 333-82307 and 333-82307-01
==============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      ------------------------------------


       TXU EASTERN FUNDING COMPANY            TXU EASTERN HOLDINGS LIMITED
        (EXACT NAME OF REGISTRANT               (EXACT NAME OF REGISTRANT
      AS SPECIFIED IN ITS CHARTER)            AS SPECIFIED IN ITS CHARTER)

            ENGLAND AND WALES                       ENGLAND AND WALES
     (STATE OR OTHER JURISDICTION OF         (STATE OR OTHER JURISDICTION OF
     INCORPORATION OR ORGANIZATION)          INCORPORATION OR ORGANIZATION)

                  7389                                    6719
      (Primary Standard Industrial            (Primary Standard Industrial
       Classification Code Number)             Classification Code Number)

                98-0203668                              98-0188080
   (I.R.S. Employer Identification No.)   (I.R.S. Employer Identification No.)

               Crown House                             Crown House
               51 Aldwych                              51 Aldwych
        London, England WC2B 4AX                London, England WC2B 4AX
           011-44-171-420-4000                     011-44-171-420-4000
      (ADDRESS, INCLUDING ZIP CODE,           (ADDRESS, INCLUDING ZIP CODE,
          AND TELEPHONE NUMBER,                   AND TELEPHONE NUMBER,
          INCLUDING AREA CODE,                    INCLUDING AREA CODE,
             OF REGISTRANT'S                         OF REGISTRANT'S
      PRINCIPAL EXECUTIVE OFFICES)            PRINCIPAL EXECUTIVE OFFICES)


       ROBERT A. WOOLDRIDGE, Esq.                PETER B. TINKHAM, Esq.
 Worsham, Forsythe & Wooldridge, L.L.P.                 Secretary
            1601 Bryan Street                           TXU Corp
           Dallas, Texas  75201                     1601 Bryan Street
             (214) 979-3000                        Dallas, Texas  75201
                                                     (214) 812-4600

                           ROBERT J. REGER, JR., Esq.
                            Thelen Reid & Priest LLP
                               40 West 57th Street
                            New York, New York 10019
                                 (212) 603-2000

       (NAMES AND ADDRESSES, INCLUDING ZIP CODES, AND TELEPHONE NUMBERS,
                  INCLUDING AREA CODES, OF AGENTS FOR SERVICE)
                      ------------------------------------


         It is respectfully requested that the Commission send copies of all notices, orders and communications to:

         RICHARD L. HARDEN, Esq.                      JOHN BUCHANAN
   Winthrop, Stimson, Putnam & Roberts   Secretary, TXU Eastern Funding Company
         One Battery Park Plaza                   c/o Eastern Group plc
      New York, New York  10004-1490                 Wherstead Park
             (212) 858-1000                 Ipswich, Suffolk, England IP9 2AQ
                                                   011-44-1473-55-3102

                                  PHILIP ELLIS
                     Secretary, TXU Eastern Holdings Limited
                              c/o Eastern Group plc
                                 Wherstead Park
                        Ipswich, Suffolk, England IP9 2AQ
                               011-44-1473-55-3102

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS.


           PREVIOUSLY FILED*
         ---------------------
            WITH
            FILE       AS
EXHIBIT    NUMBER    EXHIBIT
-------    ------    -------

3(a)         **       3(a)    --  Memorandum of Association of TXU Eastern
                                  Funding Company.
3(b)         **       3(b)    --  Articles of Association of TXU Eastern
                                  Funding Company.
3(c)         **       3(c)    --  Memorandum of Association of TXU Eastern
                                  Holdings Limited.
3(d)         **       3(d)    --  Articles of Association of TXU Eastern
                                  Holdings Limited.
4(a)         **       4(a)    --  Indenture (For Unsecured Debt Securities)
                                  dated May 1, 1999.
4(b)         **       4(b)    --  Officer's Certificate establishing 6.15%
                                  senior notes due May 15, 2002 and 6.15%
                                  exchange senior notes due May 15, 2002,
                                  with the forms of notes attached thereto.
4(c)         **       4(c)    --  Officer's Certificate establishing 6.45%
                                  senior notes due May 15, 2005 and 6.45%
                                  exchange senior notes due May 15, 2005,
                                  with the forms of notes attached thereto.
4(d)         **       4(d)    --  Officer's Certificate establishing 6.75%
                                  senior notes due May 15, 2009 and 6.75%
                                  exchange senior notes due May 15, 2009
                                  with the forms of notes attached thereto.
4(e)         **       4(e)    --  Registration Rights Agreement with respect
                                  to the senior notes.
4(f)         **       4(f)    --  Deposit Agreement with respect to the
                                  senior notes and the exchange senior notes.
4(g)         **       4(g)    --  Form of Letter of Transmittal.
5(a)         **       5(a)    --  Opinion and Consent of E.J. Lean, General
                                  Counsel to TXU Eastern Funding Company and
                                  TXU Eastern Holdings Limited.
5(b)         **       5(b)    --  Opinion and Consent of Worsham, Forsythe
                                  & Wooldridge, L.L.P., United States
                                  counsel to TXU Eastern Funding Company and
                                  TXU Eastern Holdings Limited.
5(c)         **       5(c)    --  Opinion and Consent of Thelen Reid & Priest
and                   and         LLP, special United and States counsel to
8(a)                  8(a)        TXU Eastern Funding Company and TXU
                                  Eastern Holdings Limited.
8(b)                          --  Opinion of Norton Rose, English legal
                                  advisers to TXU Eastern Funding Company
                                  and TXU Eastern Holdings Limited.
10(a)    1-12833      10(a)   --  Facilities Agreement for(pound)1,275,000,
        Form 10-Q                 Credit Facilities, dated March 24, 1999,
     (Quarter ended               among TXU Eastern Holdings Limited, TU
     March 31, 1999)              Finance (No. 2) Limited, TU Acquisitions
                                  Limited, Chase Manhattan Bank plc, Lehman
                                  Brothers International (Europe), Merrill
                                  Lynch Capital Corporation and the other
                                  banks named therein.
10(b)   1-12833       99(a)   --  Facility Agreement for(pound)250,000,000
       Form 10-Q                  Revolving Credit Facility, dated
     (Quarter ended               dated May 21, 1998, among Eastern Electricity
     March 30, 1998)              plc, and Chase Manhattan plc, Lehman Brothers
                                  International and Merrill Lynch Capital
                                  Corporation as Joint Lead Arrangers, and The
                                  Chase Manhattan Bank, Lehman Commercial Paper
                                  Inc. and Merrill Lynch Capital Corporation as
                                  Underwriters.
10(c)  333-8008 and   4.1     --  Indenture, dated as of October 16, 1997, among
        333-8008-1                Energy Group Overseas B.V. (EGO), The Energy
                                  Group PLC and The Bank of New York, as
                                  Trustee.
10(d)  333-8008 and   4.2     --  Form of 7.375% Series B Guaranteed note of EGO
        333-8008-1                due 2017.

           PREVIOUSLY FILED*
         ---------------------
            WITH
            FILE       AS
EXHIBIT    NUMBER    EXHIBIT
-------    ------    -------

10(e)  333-8008 and   4.3     --  Form of 7.500% Series B Guaranteed note of EGO
        333-8008-1                due 2027.
10(f)   1-14576       3.10    --  Deed of Assignment of Rents, dated as of
     Form 20-F, dated             October 28, 1996, among Eastern Merchant
     January 27, 1997             Properties Limited (EMPL), Eastern Group
                                  Finance Limited, Barclays Bank PLC (as agent)
                                  and the banks listed therein.
10(g)   1-14576       3.11    --  Standby Credit Facility Agreement, dated as of
     Form 20-F, dated             October 18, 1996, among EMPL and Eastern
     January 27, 1997             Merchant Generation Limited (EMGL)(as
                                  borrowers), Eastern Group plc (Eastern) and
                                  Eastern Generation Limited (EGL) (as
                                  guarantors), Eastern Electricity plc (EE), The
                                  Industrial Bank of Japan, Limited (as arranger
                                  and agent), The Bank of Nova Scotia, the Dai-
                                  ichi Kangyo Bank, Limited, The Royal Bank of
                                  Scotland plc and Societe Generale (as co-
                                  arrangers), and the financial institutions
                                  listed therein.
10(h)                         --  Pooling and Settlement Agreement dated 30
                                  March 1990, as amended as of 15 April 1999,
                                  among Eastern Electricity plc, National Grid
                                  Company plc and other parties.
***10(i)                      --  Master Connection and Use of System Agreement
                                  dated as of 30 March 1990 among the National
                                  Grid Company plc and its users (including
                                  Eastern Electricity plc).
***10(j)                      --  Lease of land and premises known as West
                                  Burton, Ironbridge and Rugeley B Power
                                  Stations dated 27 June 1996 from National
                                  Power PLC to Eastern Merchant Properties
                                  Limited and Eastern Group PLC.
***10(k)                      --  Sublease of land and premises known as West
                                  Burton, Ironbridge and Rugeley B Power
                                  Stations dated 27 June 1996 from Eastern
                                  Merchant Properties Limited to Eastern
                                  Merchant Generation Limited and Eastern
                                  Group PLC.
***10(l)                      --  Lease of commercial premises at High Marnham,
                                  Newark, Nottinghamshire dated 2 July 1996
                                  between PowerGen plc and Eastern Merchant
                                  Properties Limited.
***10(m)                      --  Underlease of commercial premises at High
                                  Marnham, Newark, Nottinghamshire dated 2 July
                                  1996 between Eastern Merchant Properties
                                  Limited and Eastern Merchant Generation
                                  Limited.
***10(n)                      --  Lease of commercial premises at Drakelow,
                                  Burton-on-Trent, Staffordshire dated 2 July
                                  1996 between PowerGen plc and Eastern
                                  Merchant Properties Limited.
***10(o)                      --  Underlease of commercial premises at Drakelow,
                                  Burton-on-Trent, Staffordshire dated 2 July
                                  1996 between Eastern Merchant Properties
                                  Limited and Eastern Merchant Generation
                                  Limited.
12(a)        **       12(a)   --  Computation of Ratio of Earnings to Fixed
                                  Charges for TXU Eastern Holdings Limited.
12(b)        **       12(b)   --  Computation of Ratio of Earnings to Fixed
                                  Charges for Eastern Group plc and Subsidiaries
                                  (US GAAP basis).
12(c)        **       12(c)   --  Computation of Ratio of Earnings to Fixed
                                  Charges for Earnings to Fixed Charges for
                                  Eastern Group plc and Subsidiaries (UK
                                  GAAP basis).
21(a)        **       21(a)   --  List of subsidiaries of TXU Eastern Holdings
                                  Limited.
23(a)        **       23(a)   --  Consent of PricewaterhouseCoopers.
23(b)        **       23(b)   --  Consent of E.J. Lean (included in Opinion
                                  filed as Exhibit 5(a) hereto).
23(c)        **       23(c)   --  Consent of Worsham, Forsythe & Wooldridge,
                                  L.L.P. (included in Opinion filed as Exhibit
                                  5(b) hereto).

           PREVIOUSLY FILED*
         ---------------------
            WITH
            FILE       AS
EXHIBIT    NUMBER    EXHIBIT
-------    ------    -------
23(d)        **       23(d)   --  Consent of Thelen Reid & Priest LLP (included
                                  in Opinion filed as Exhibits 5(c) and 8(a)
                                  hereto).
23(e)        **       23(e)   --  Consent of Norton Rose.
24(a)        **       24(a)   --  Power of Attorney for TXU Eastern Funding
                                  Company (see Page II-7).
24(b)        **       24(b)   --  Power of Attorney for TXU Eastern Holdings
                                  Limited (see Page II-8).
25(a)        **       25(a)   --  Statement on Form T-1 of The Bank of New York
                                  relating to the Indenture (For Unsecured Debt
                                  Securities) dated May 1, 1999.
27(a)                 27(a)   --  Revised Financial Data Schedule.
99(a)        **       99(a)   --  Form of Exchange Agent Agreement.

------------------------------------

*    Incorporated herein by reference.
** Previously filed with the original Registration Statement (Nos. 333-82307 and 333-82307-01) on July 2, 1999.
***  To be filed by amendment.

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK, ON THE 9TH OF JULY, 1999.

                                                TXU EASTERN FUNDING COMPANY

                                                BY  /S/ ROBERT J. REGER, JR.
                                                   ----------------------------
                                                   (ROBERT J. REGER, JR., ESQ.,
                                                    ATTORNEY-IN-FACT)



         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

               SIGNATURES                   TITLE                     DATE
               ----------                   -----                     ----

                ERLE NYE*
    --------------------------------  PRINCIPAL EXECUTIVE
               (ERLE NYE)             OFFICER AND DIRECTOR



           MICHAEL J. MCNALLY*
    --------------------------------  PRINCIPAL FINANCIAL
          (MICHAEL J. MCNALLY)        OFFICER, PRINCIPAL
                                      ACCOUNTING OFFICER
                                      AND DIRECTOR

            H. JARRELL GIBBS*         DIRECTOR                     JULY 9, 1999
    --------------------------------
           (H. JARRELL GIBBS)


          ROBERT A. WOOLDRIDGE*       DIRECTOR
    --------------------------------
         (ROBERT A. WOOLDRIDGE)


*BY:    /S/ ROBERT J. REGER, JR.
    --------------------------------  AUTHORIZED REPRESENTATIVE
         (ROBERT J. REGER, JR.)       IN THE UNITED STATES
                                      AND ATTORNEY-IN-FACT

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF DALLAS, STATE OF TEXAS, ON JULY 9, 1999.

                                                TXU EASTERN HOLDINGS LIMITED

                                                BY   /S/ ROBERT J. REGER, JR
                                                   ----------------------------
                                                   (ROBERT J. REGER, JR., ESQ.,
                                                   ATTORNEY-IN-FACT)




         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

               SIGNATURES                   TITLE                    DATE
               ----------                   -----                    ----

                ERLE NYE*
    --------------------------------  PRINCIPAL EXECUTIVE
               (ERLE NYE)             OFFICER AND DIRECTOR


           MICHAEL J. MCNALLY*
    --------------------------------  PRINCIPAL FINANCIAL
          (MICHAEL J. MCNALLY)        OFFICER, PRINCIPAL
                                      ACCOUNTING OFFICER
                                      AND DIRECTOR

          ROBERT A. WOOLDRIDGE*       DIRECTOR
    --------------------------------
         (ROBERT A. WOOLDRIDGE)

          DEREK CHARLES BONHAM*       DIRECTOR                     JULY 9, 1999
    --------------------------------
         (DEREK CHARLES BONHAM)

            H. JARRELL GIBBS*         DIRECTOR
    --------------------------------
           (H. JARRELL GIBBS)

            PAUL COLIN MARSH*         DIRECTOR
    --------------------------------
           (PAUL COLIN MARSH)

       PHILIP GEORGE TURBERVILLE*     DIRECTOR
    --------------------------------
       (PHILIP GEORGE TURBERVILLE)

              JAMES WHELAN*           DIRECTOR
    --------------------------------
             (JAMES WHELAN)

*BY:    /S/ ROBERT J. REGER, JR.
    --------------------------------  AUTHORIZED REPRESENTATIVE
         (ROBERT J. REGER, JR.)       IN THE UNITED STATES
                                      AND ATTORNEY-IN-FACT

                                  EXHIBIT INDEX



EXHIBIT          DESCRIPTION
-------          -----------

8(b)     --      Opinion of Norton Rose, English legal advisers to
                 TXU Eastern Funding Company and TXU Eastern Holdings
                 Limited.

10(h)    --      Pooling and Settlement Agreement dated 30 March 1990,
                 as amended as of 15 April 1999, among Eastern Electricity plc, National Grid Company plc and other parties.

27(a)    --      Revised Financial Data Schedule.